Line Of Credit	3 Months Ended	12 Months Ended
	Sep. 30, 2011	Jun. 30, 2011
Line Of Credit [Abstract]
Line Of Credit

6.	Line of Credit

The Company has a $35 million line of credit with PNC Bank that expires in December 2012. As of September 30 and June 30, 2011, no borrowings were outstanding on the line of credit and approximately $0.3 million was reserved for a letter of credit.

7.    Line of Credit

The Company has a $35 million revolving credit agreement with PNC Bank (the Credit Agreement) that expires in December 2012. Pursuant to the terms of the Credit Agreement, the proceeds of the term loan facility are to be used for general corporate purposes. Because of the seasonality of our business and timing of funds received, the school expenditures are higher in relation to funds received in certain periods during the year. The Credit Agreement provides the ability to fund these periods until cash is received from the schools.

Borrowings under the Credit Agreement bear interest based upon the term of the borrowings. Interest is charged, at the Company's option, either at:(i) the higher of (a) the rate of interest announced by PNC Bank from time to time as its "prime rate" and  (b) the federal funds rate plus 0.5%; or (ii) the applicable London Interbank Offered Rate (LIBOR) divided by a number equal to 1.00 minus the maximum aggregate reserve requirement which is imposed on member banks of the Federal Reserve System against "eurocurrency liabilities" plus the applicable margin for such loans, which ranges between1.50% and 2.00%, based on the leverage ratio (as defined in the Credit Agreement). The Company pays a quarterly commitment fee on the unused portion of the credit agreement. The line of credit includes a $5.0 million letter of credit facility. Issuances of letters of credit reduce the availability of permitted borrowings under the Credit Agreement.

Borrowings under the Credit Agreement are secured by substantially all of the Company's assets. The Credit Agreement contains a number of financial and other covenants that, among other things, restrict our and our subsidiaries' abilities to incur additional indebtedness, grant liens or other security interests, make certain investments, become liable for contingent liabilities, make specified restricted payments including dividends, dispose of assets or stock, including the stock of its subsidiaries, or make capital expenditures above specified limits and engage in other matters customarily restricted in senior secured credit facilities. The Company must also maintain a maximum debt leverage ratio. These covenants are subject to certain qualifications and exceptions. Through June 30, 2011, the Company was in compliance with these covenants. As of June 30, 2011, no borrowings were outstanding on the line of credit and approximately $0.3 million was reserved for a letter of credit.